CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2020
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
Brookfield Renewable’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions to its LP unitholders. Brookfield Renewable’s capital is monitored through the debt-to-total capitalization ratio on a corporate and consolidated basis. As at December 31, 2020 these ratios were 6% and 27%, respectively (2019: 10% and 34%, respectively).
Brookfield Renewable has provided covenants to certain of its lenders for its corporate borrowings and credit facilities. The covenants require Brookfield Renewable to meet minimum debt-to-capitalization ratios. Subsidiaries of Brookfield Renewable have provided covenants to certain of their lenders for their non-recourse borrowings. These covenants vary from one credit agreement to another and include ratios that address debt-service coverage. Certain lenders have also put in place requirements that oblige Brookfield Renewable and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to Brookfield Renewable, as well as repayment of outstanding debt. Brookfield Renewable is dependent on the distributions made by its subsidiaries to service its debt.
Brookfield Renewable’s strategy during 2020, which was unchanged from 2019, was to maintain the measures set out in the following schedule as at December 31:

	Corporate		Consolidated
(MILLIONS)	2020	2019	2020	2019
Corporate credit facility(1)	$—	$299	$—	$299
Commercial paper(1)(2)	3	—	3	—
Debt
Medium term notes(3)	2,140	1,808	2,140	1,808
Non-recourse borrowings(4)	—	—	16,006	15,227
	2,140	1,808	18,146	17,035
Deferred income tax liabilities, net(5)	—	—	5,310	4,689
Equity
Non-controlling interest	—	—	11,100	11,086
Preferred equity	609	597	609	597
Preferred limited partners’ equity	1,028	833	1,028	833
Unitholders’ equity	9,030	7,964	9,030	7,964
Total capitalization	$12,807	$11,202	$45,223	$42,204
Debt-to-total capitalization	17%	16%	40%	40%
Debt-to-total capitalization (market value)(6)	6%	10%	27%	34%
(1)Draws on corporate credit facilities and commercial paper issuances are excluded from the debt-to-total capitalization ratios as they are not a permanent source of capital.
(2)Our commercial paper program is supplemented by our $1.75 billion corporate credit facilities with a weighted-average maturity of four years.
(3)Medium term notes are unsecured and guaranteed by Brookfield Renewable and excludes $8 million (2019: $7 million) of deferred financing fees, net of unamortized premiums.
(4)Consolidated non-recourse borrowings include $15 million (2019: $142 million) borrowed under a subscription facility of a Brookfield sponsored private fund and excludes $59 million (2019: $27 million) of deferred financing fees, net of unamortized premiums.
(5)Deferred income tax liabilities less deferred income tax assets.
(6)Based on market values of Preferred equity, Preferred limited partners’ equity and Unitholders’ equity.